1940 Act File No. 811-10625

                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                       Form N-1A


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                -------

    Amendment No.      .....................................       X
                  -----                                         -------

                             FEDERATED CORE TRUST II, L.P.

                  (Exact Name of Registrant as Specified in Charter)

                               Federated Investors Funds
                                 5800 Corporate Drive
                          Pittsburgh, Pennsylvania 15237-7000
                       (Address of Principal Executive Offices)

                                    (412) 288-1900
                            (Registrant's Telephone Number)

                              John W. McGonigle, Esquire
                               Federated Investors Tower
                                  1001 Liberty Avenue
                          Pittsburgh, Pennsylvania 15222-3779
                        (Name and Address of Agent for Service)
                   (Notices should be sent to the Agent for Service)


                                       Copies To:

                               Matthew G. Maloney, Esquire
                         Dickstein Shapiro Morin & Oshinsky LLP
                                   2101 L. Street, NW
                                Washington, DC 20037-1526




                          INTERNATIONAL HIGH INCOME CORE FUND
                     A Portfolio of Federated Core Trust II, L.P.
                         INFORMATION REQUIRED IN A PROSPECTUS
                                        PART A

                                   January 10, 2002

     Items 1, 2, 3, 5 and 9 of Part A are omitted pursuant to Item B 2(b) of the General Instructions to Form N-1A.

     Investment Objective, Principal Investment Strategies and Related Risks Investment Objective:

     The investment objective of the Fund is to achieve a total return on its assets. The Fund's secondary objective is to achieve a high level of income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

     The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price and performance.

Principal Investment Strategies
-------------------------------

     The Fund pursues its investment objectives by investing in an unhedged portfolio of foreign, high-yield, fixed-income securities.


     Foreign fixed income securities are debt securities issued by foreign governments or corporations in either emerging or developed market countries. High yield debt securities are lower-rated securities, often rated below investment grade, that offer relatively higher interest rates.


     Investors in lower-rated foreign debt securities receive higher yields as compensation for assuming higher credit risks. The Fund does not limit the amount it may invest in securities rated below investment grade. The fund's investment adviser ("Adviser") expects that the Fund's primary credit risks will be sovereign obligations of emerging market countries. However, the Adviser is permitted to invest any portion of the Fund's portfolio in either foreign government or corporate debt securities of either emerging or developed markets.


     The Fund may invest in debt securities denominated in either foreign currency or in U.S. dollars. The Adviser does not intend to hedge its investment returns from securities denominated in foreign currencies. A currency hedge is a transaction intended to remove the influence of currency fluctuations on investment returns.


     The Adviser actively manages the Fund's portfolio. The Adviser's investment process is primarily concerned with security selection among lower-rated, foreign debt securities. The Fund's Adviser will not ordinarily, as part of its investment process, allocate the Fund's portfolio between investment grade and non-investment grade securities, or engage in duration allocation.


     In selecting securities, the Adviser analyzes relative credit quality of issuers of lower-rated, foreign debt securities. The Adviser focuses on credit analysis because, normally, changes in market interest rates are a small component of investment return for these securities compared to the impact of changes in credit quality. The prices of high yield, lower rated bonds will decline or rise more due to deterioration or improvement in the issuer's credit quality than due to a rise or fall in market interest rates.


     The Adviser analyzes credit by, first, performing fundamental analysis of countries to find relatively favorable economic conditions; and then performing fundamental analysis of available securities in selected countries. In selecting countries, the Adviser analyzes a country's general economic condition and outlook, including its interest rates, foreign exchange rates and current account balance. The Adviser then analyzes the country's financial condition, including its credit ratings, government budget, tax base, outstanding public debt and the amount of public debt held outside the country. The Adviser also considers how developments in other countries in the region or world might affect these factors. Using its analysis, the Adviser attempts to identify countries with favorable characteristics, such a strengthening economy, favorable inflation rate, sound budget policy or strong public commitment to repay government debt.


     For investments in corporate issuers, the Adviser analyzes the business, competitive position, and financial condition of the issuer to assess whether the security's risk is commensurate with it potential return.

Principal Securities

     FIXED INCOME SECURITIES. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.


     A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.


     The following describes the principal types of fixed income securities in which the Fund invests.


     Foreign Government Securities. Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter- American Development Bank.


     Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage- related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


     Corporate Debt Securities. The Fund will also invest in high-yield debt securities of foreign corporations. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies.


     The credit risks of corporate debt securities vary widely among issuers. The credit risk of an issuer's debt security may also vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.


     Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o    the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.


     Foreign securities are often denominated in foreign currencies. Along with the risks normally associated with domestic equity securities, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.


     Foreign Exchange Contracts. In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.


     Investment Ratings for Investment Grade Securities. The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade. There is no minimum rating standard for the Fund's securities.


     Temporary Investments. The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

Investment Risks

Credit Risks


     Credit risk is the possibility, real or perceived, that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults or is perceived as being endangering of defaulting, the Fund would lose money.


     Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Services. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.


     Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.


Risks Associated With Non-Investment Grade Securities


     Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.


Liquidity Risks


     Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held or are issued by companies located in emerging markets. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also increase their price volatility.


Risks Of Foreign Investing


     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable that those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.


     Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States. In addition, foreign countries may have restrictions on foreign ownership or may impose exchange controls, capital flow restrictions or repatriation restrictions that could adversely affect the Fund's investments.


     The foreign sovereign debt securities the Fund purchases involve specific risks, including that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.


     Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Emerging Market Risks

     Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their creditworthiness and consequently their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more actual or perceived severe downturns (with corresponding currency devaluations) than developed economies.

     Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Currency Risks

     Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

     The Adviser attempts to limit currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.


Bond Market Risks


     Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.


     Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


Custodial Services and Related Investment Costs


     Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.

Management Organization and Capital Structure

     The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Global Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 175 Water Street, New York, NY 10038-4965. The Adviser will provide investment advisory services at no fee.

     The Adviser and other subsidiaries of Federated advise approximately 139 mutual funds and separate accounts, which totaled approximately $180 billion in assets as of December 31, 2001. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

The Fund's Portfolio Manager is:


Robert M. Kowit


     Robert M. Kowit has been the Fund's Portfolio Manager since inception. Mr. Kowit joined Federated in 1995 as a Senior Portfolio Manager and a Vice
President of the Fund's Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President/Portfolio Manager of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

Shareholder Information

     Beneficial interests in the Fund are issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the Securities Act of 1933 (1933 Act). Investments in the Fund may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act. This Confidential Private Offering Memorandum does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

Pricing of Fund Shares

     If the Fund purchases foreign securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.

     The net asset value (NAV) of the Fund is determined as of the end of regular trading (normally, 4:00 p.m., Eastern time) each day the NYSE is open. The NAV per share of the Fund is computed by dividing the value of the Fund's assets, less all liabilities, by the total number of shares outstanding.

Purchase of Fund Shares

     Shares of the Fund may be  purchased  any day the New York  Stock  Exchange
(NYSE) is open.

     Purchases should be made in accordance with procedures established by the Transfer Agent.

     Purchase orders for Shares of the Fund will receive the NAV next determined after the purchase order is received in proper form by the Fund's Transfer Agent, Federated Shareholder Services Company.

     Payment by federal funds must be received by the Trust's custodian, State Street Bank and Trust Company, by 3:00 p.m. (Eastern time) the next business day following the receipt of the purchase order.

     There is no minimum required initial or subsequent investment amount. The Fund reserves the right to cease accepting investments in the Fund at any time or to reject any investment order.

Redemption of Fund Shares

     Shares of the Fund may be redeemed any day the NYSE is open. Redemption requests should be made in accordance with procedures established by the Transfer Agent.

     Redemption requests will receive the NAV next determined after the request is received in proper form by the Transfer Agent.

     Redemption proceeds will normally be delivered within one business day after a request is received in proper form. Payment may be delayed up to seven days:

o    to allow a purchase order to clear;

o    during periods of market volatility; or

o when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

Redemption in Kind

     Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Confirmations and Account Statements

     Shareholders will receive confirmation of purchases and redemptions. In addition, shareholders will receive periodic statements reporting all account activity including dividends paid. The Trust will not issue share certificates.

Dividends and Distributions

     The Fund declares dividends daily and pays them monthly to shareholders. Purchases made by wire begin earning dividends on the day the wire is received. Purchases made by check begin earning dividends on the business day after the Fund receives the check. In either case, dividends are earned through the day a redemption request is received.

     Dividends will be automatically reinvested in additional Shares unless the shareholder has elected cash payments.

Tax Consequences

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its distributive share of the Fund's income, gains, losses, deductions, and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an investor will represent a non-taxable return of capital up to the amount of an investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distribution to investors except as the Board may determine.

     When you sell shares of the Fund, you may have a capital gain or loss. The character of the capital gain or loss as long-term or short-term will depend on the length of time you held your shares. A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money. An allocable share of a tax-exempt investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes. For a more complete discussion of the federal income tax consequences of investing in the Fund, see discussion under "Taxation of the Fund" in Part B.

Distribution Arrangements

     Federated Securities Corp. is the Fund's Placement Agent. It receives no fee for its services.


Cusip 31409R102
26019 (1/02)








                          INTERNATIONAL HIGH INCOME CORE FUND
                     A Portfolio of Federated Core Trust II, L.P.
                                        Part B
            (information required in a statement of additional information)
                                   January 10, 2002

     This Part B is not a prospectus, Read this Part B in conjunction with the Part A for International High Income Core Fund dated January 10, 2002. Obtain Part A without charge by calling 1-800-341-7400.

Table of Contents
Fund History                                   1
Investments, Techniques, Risks and Limitations 2
Management of the Trust                        9
Investment Advisory and Other Services        12
Brokerage Allocation and Other Practices      13
Capital Stock and Other Securities            14
Shareholder Information                       14
Taxation of the Fund                          15
Financial Statements                          17
Appendix                                      17
Addresses                                     20

Fund History

     International High Income Core Fund (Fund) is a non-diversified portfolio of Federated Core Trust II, L.P. (Trust). The Trust is a limited partnership that was established under the laws of the State of Delaware on November 13, 2000. The Trust may offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This Part B relates only to shares of the Fund. The Trust is governed by a Board of Directors (Board). The Fund's investment adviser is Federated Global Investment Management Corp. (Adviser).

Investments, Techniques, Risks and Limitations

     In addition to the principal securities listed in Part A, the Fund may also invest in the following:

SECURITIES DESCRIPTIONS AND TECHNIQUES

Non-Principal Investment Strategy

     Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Brady Bonds

     The Fund may invest in Brady Bonds which are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. Debt restructuring involving Brady Bonds have been implemented in several countries, most notably Argentina, Bulgaria, Brazil, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, the Philippines, Poland and Uruguay. The International Monetary Fund typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady bonds. Interest payments on many Brady Bonds generally are collateralized by cash or securities in an amount that, in the case fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. However, neither the U.S. government not the International Monetary Fund has guaranteed the repayment of any Brady Bond.

Mortgage Backed Securities

     Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

     Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

     CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and market risks for each CMO class. For example, in a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

     More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

     CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.

     Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

     CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual
(Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

     The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

     Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities may also resemble some types of CMOs, such as Floaters, Inverse Floaters, IOs and POs.

     Historically, borrowers are more likely to refinance their mortgage than any other type of consumer or commercial debt. In addition, some asset backed securities use prepayment to buy additional assets, rather than paying off the securities. Therefore, while asset backed securities may have some prepayment risks, they generally do not present the same degree of risk as mortgage backed securities.

Zero Coupon Securities

     Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Investors buy zero coupon securities at a price below the amount payable at maturity. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. An investor must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Credit Enhancement

     Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security after the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed income security based solely upon its credit enhancement.

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. Following a default, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

     Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Derivative Contracts

     Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The Fund may buy forward contracts which serve as a substitute for investment in certain foreign securities markets from which the Fund earns interest while potentially benefiting from exchange rate fluctuations. The other party to a derivative contract is referred to as a counterparty.

     The Fund may trade in the following types of derivative contracts.

Futures Contracts

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

  The Fund may buy or sell the following types of futures contracts: foreign currency, securities, securities indices.

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

  The Fund may:

     Buy call options on foreign currencies, securities, and securities indices and on futures contracts involving these items in anticipation of an increase in the value of the underlying asset;

     Buy put options on foreign currencies, securities, and securities indices, and on futures contracts involving these items in anticipation of a decrease in the value of the underlying asset;

     Write  covered  call  options  on  foreign  currencies,   securities,   and
securities indices and on futures contracts involving these items to generate income from premiums. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received;

     Write secured put options on foreign currencies, securities, and securities indices and futures contracts involving these items (to generate income from premiums). In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price;

     When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts; and

  Buy or write options to close out existing options positions.

Hybrid Instruments

     Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

     The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater market risks than traditional instruments.

Special Transactions

Repurchase Agreements

     Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

     The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

     Repurchase agreements are subject to credit risks. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the resale are less than the sale price.

Reverse Repurchase Agreements

     Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

     Delayed delivery transactions are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, when issued transactions create market risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

     The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

     Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

     Securities lending activities are subject to market risks and credit risks. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

Asset Coverage

     In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of other Investment Companies

     The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Investment Ratings for Investment Grade Securities

     The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

Inter-fund Borrowing and Lending Arrangements

     The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated
Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

     For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTMENT RISKS

     There are many factors which may affect an investment in the Fund. The Fund principal risks are described in Part A. Risk factors of the acceptable investments listed above are as follows.

Euro Risks

o The Fund makes significant investments in securities denominated in the euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

o With the advent of the euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Prepayment Risks

o Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancing decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

o Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or less market demand. An increase in the spread will cause the price of the security to decline.

o The Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

Leverage Risks

o Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

o Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

FUNDAMENTAL INVESTMENT OBJECTIVE AND LIMITATIONS

The Fund's investment objective is to achieve a total return on its assets. The Fund's secondary objective is to achieve a high level of income. The investment objectives may not be changed by the Fund's Board without shareholder approval.

INVESTMENT LIMITATIONS
Concentration

     The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 Act, as amended (1940
Act), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

Underwriting

     The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Commodities

     The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

     The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. Borrowing Money and Issuing Senior Securities

     The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

     The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

     The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities

     The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

Purchases on Margin

     The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

     The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

     For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items." Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

     The Fund has no present intent to borrow money, pledge securities, or invest in reverse repurchase agreements in excess of 5% of the value of its total assets in the coming fiscal year. In addition, the Fund expects to lend not more than 5% of its total assets in the coming fiscal year.

     As a matter of non-fundamental policy: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. Foreign securities will not be excluded from industry concentration limits. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration."

Management of the Trust

General Partner

     Federated Private Asset Management, Inc., a corporation formed under the laws of the State of Delaware, serves as the general partner (General Partner) of the Trust. The General Partner may in the future serve as the general partner of other registered investment companies. The General Partner is a subsidiary of Federated Investors, Inc. (Federated). The General Partner has retained only those rights, duties and powers to manage the affairs of the Trust that may not be delegated under the provisions of the Delaware Revised Uniform Limited Partnership Act (DRULPA), and that have not been otherwise delegated by the General Partner to the Board pursuant to the Amended and Restated Agreement of Limited Partnership (Partnership Agreement). The General Partner will be responsible, among other things, for: (1) executing and filing with the Office of the Secretary of State of the State of Delaware, the Certificate of Limited Partnership and any amendments thereto or restatements thereof required to be filed pursuant to the DRULPA; (2) executing and filing any other certificates required to be filed on behalf of the Trust with the Office of the Secretary of State of the State of Delaware; (3) executing any amendments to or restatements of the Partnership Agreement, in accordance with the terms of the Partnership
Agreement; and (4) performing any other actions that the DRULPA requires be performed by a general partner of a limited partnership (and that may not be performed by a delegatee of a general partner).

The Board of Directors

     The Board has overall responsibility for monitoring and overseeing the Trust's investment program and its management and operation, and has approved the Trust's investment program. The Trust's General Partner, to the fullest extent permitted by the DRULPA and applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Board exercises the powers, authority and responsibilities on behalf of the Trust that are substantially similar to the powers, authority and responsibilities that are customarily exercised by the "board of directors" of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") that is organized as a corporation, and the Board has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The General Partner has retained only those rights, duties and powers to manage and oversee the affairs of the Trust that may not be delegated under Delaware law, and that are not otherwise delegated by the General Partner to the Board under the Partnership Agreement. The General Partner will remain as the general partner of the Trust and will continue to be liable as a general partner. The Directors (hereinafter referred to as "Trustees"), in their capacities as such, are not general partners of the Trust. Trustees will not contribute to the capital of the Trust in their capacity as Trustees, but may purchase shares of beneficial interest of the Fund as investors, subject to the eligibility requirements described in this Part B.

     Trustees may be removed in accordance with the Partnership Agreement, with or without cause, by a written instrument signed by at least two-thirds of the number of Trustees prior to such removal, or at any special meeting of investors, by a vote of at least two-thirds (2/3) of the total number of votes eligible to be cast by all investors.

Management Information, Compensation

     Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Trust for its most recent fiscal year, if applicable, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex is comprised of 44 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

----------------------------------------------------------------------------------------------


Name                  Principal Occupations                     Aggregate   Total
Birth Date            for Past Five Years                       CompensationCompensation
Address                                                         From        From Trust
Position With Trust                                             Trust++     and Fund Complex

John F. Donahue*+#    Chief Executive Officer and Director              $0  $0 for the Trust
 Birth Date: July     or Trustee of the Federated Fund                      and 43 other
28, 1924              Complex; Chairman and Director,                       investment
Federated Investors   Federated Investors, Inc.; Chairman,                  companies in the
Tower                 Federated Investment Management                       Fund Complex
1001 Liberty Avenue   Company, Federated Global Investment
Pittsburgh, PA        Management Corp. and Passport
CHAIRMAN AND TRUSTEE  Research, Ltd. ; formerly: Trustee,
                      Federated Investment Management
                      Company and Chairman and Director,
                      Federated Investment Counseling.
--------------------  Director or Trustee of the Federated              $0--$128,847.66 for
Thomas G. Bigley      Fund Complex; Director, Member of                     the Trust
Birth Date:           Executive Committee, Children's                       and 43 other
February 3, 1934      Hospital of Pittsburgh; Director and                  investment
15 Old Timber Trail   Chairman of Audit Committee, Robroy                   companies in the
Pittsburgh, PA        Industries, Inc. (coated steel                        Fund Complex
TRUSTEE               conduits/computer storage equipment);
                      Director, Member of Executive
                      Committee, University of Pittsburgh,
                      formerly: Senior Partner, Ernst &
                      Young LLP; Director, MED 3000 Group,
                      Inc. (physician practice management).
--------------------  Director or Trustee of the Federated              $0--$128,847.66 for
John T. Conroy, Jr.   Fund Complex; Chairman of the Board,                  the Trust
Birth Date: June      Investment Properties Corporation;                    and 43 other
23, 1937              Partner or Trustee in private real                    investment
Grubb &               estate ventures in Southwest Florida;                 companies in the
Ellis/Investment      formerly:  President, Investment                      Fund Complex
Properties            Properties Corporation;  Senior Vice
Corporation           President, John R. Wood and
3201 Tamiami Trail    Associates, Inc., Realtors; President,
North                 Naples Property Management, Inc. and
Naples, FL            Northgate Village Development
TRUSTEE               Corporation.
--------------------  Director or Trustee of the Federated              $0--$126,923.53 for
Nicholas P.           Fund Complex; Director and Chairman of                the Trust
Constantakis          the Audit Committee, Michael Baker                    and 44 other
Birth Date:           Corporation (engineering and energy                   investment
September 3, 1939     services worldwide); formerly:                        companies in the
175 Woodshire Drive   Partner, Andersen Worldwide SC.                       Fund Complex
Pittsburgh, PA
TRUSTEE
--------------------  Director or Trustee of some of the                $0  -----------------
John F. Cunningham    Federated Fund Complex; Chairman,                     $115,368.16 for
Birth Date: March     President and Chief Executive Officer,                the Trust and 44
5, 1943               Cunningham & Co., Inc. (strategic                     other investment
353 El Brillo Way     business consulting); Trustee                         companies in the
Palm Beach, FL        Associate, Boston College; Director,                  Fund Complex
TRUSTEE               Iperia Corp.
                      (communications/software); formerly:
                      Director, Redgate Communications and
                      EMC Corporation (computer storage
                      systems).

                      Previous Positions: Chairman of the
                      Board and Chief Executive Officer,
                      Computer Consoles, Inc.; President and
                      Chief Operating Officer, Wang
                      Laboratories; Director, First National
                      Bank of Boston; Director, Apollo
                      Computer, Inc.
--------------------  Director or Trustee of the Federated              $0--$117,117.17 for
Lawrence D. Ellis,    Fund Complex; Professor of Medicine,                  the Trust
M.D.*                 University of Pittsburgh; Medical                     and 43 other
Birth Date: October   Director, University of Pittsburgh                    investment
11, 1932              Medical Center - Downtown;                            companies in the
3471 Fifth Avenue     Hematologist, Oncologist and                          Fund Complex
Suite 1111            Internist, University of Pittsburgh
Pittsburgh, PA        Medical Center; Member, National Board
TRUSTEE               of Trustees, Leukemia Society of
                      America.
--------------------  Director or Trustee of the Federated              $0--$117,117.14 for
Peter E. Madden       Fund Complex; formerly:                               the Trust
Birth Date: March     Representative, Commonwealth of                       and 43 other
16, 1942              Massachusetts General Court;                          investment
One Royal Palm Way    President, State Street Bank and Trust                companies in the
100 Royal Palm Way    Company and State Street Corporation.                 Fund Complex
Palm Beach, FL
TRUSTEE               Previous Positions: Director, VISA USA
                      and VISA International; Chairman and
                      Director, Massachusetts Bankers
                      Association; Director, Depository
                      Trust Corporation; Director, The
                      Boston Stock Exchange.
--------------------                                         ---        $0--$128,847.66 for
Charles F.            ---------------------------------------               the Trust
Mansfield, Jr.        Director or Trustee of some of the                    and 43 other
Birth Date: April     Federated Fund Complex; Management                    investment
10, 1945              Consultant.                                           companies in the
80 South Road         Previous Positions: Chief Executive                   Fund Complex
Westhampton Beach,    Officer, PBTC International Bank;
NY                    Partner, Arthur Young & Company (now
TRUSTEE               Ernst & Young LLP); Chief Financial
                      Officer of Retail Banking Sector,
                      Chase Manhattan Bank; Executive Vice
                      President, DVC Group, Inc.; Senior
                      Vice President, HSBC Bank USA
                      (formerly, Marine Midland Bank); Vice
                      President, Citibank; Assistant
                      Professor of Banking and Finance,
                      Frank G. Zarb School of Business,
                      Hofstra University.
--------------------  Director or Trustee of the Federated              $0-------------------
John E. Murray,       Fund Complex; Chancellor, Law                         $117,117.14 for
Jr., J.D., S.J.D.#    Professor, Duquesne University;                       the Trust
Birth Date:           Consulting Partner, Mollica & Murray;                 and 43 other
December 20, 1932     Director, Michael Baker Corp.                         investment
Chancellor,           (engineering, construction, operations                companies in the
Duquesne University   and technical services).                              Fund Complex
Pittsburgh, PA
TRUSTEE               Previous Positions: President,
                      Duquesne University; Dean and
                      Professor of Law, University of
                      Pittsburgh School of Law; Dean and
                      Professor of Law, Villanova University
                      School of Law.
--------------------  Director or Trustee of the Federated              $0--$117,117.17 for
Marjorie P. Smuts     Fund Complex; Public                                  the Trust
Birth Date: June      Relations/Marketing/Conference                        and 43 other
21, 1935              Planning.                                             investment
4905 Bayard Street                                                          companies in the
Pittsburgh, PA        Previous Positions: National                          Fund Complex
TRUSTEE               Spokesperson, Aluminum Company of
                      America; television producer; business
                      owner; conference coordinator.
--------------------  Director or Trustee of some of the                $0--$117,117.17 for
John S. Walsh         Federated Fund Complex; President and                 the Trust
Birth Date:           Director, Heat Wagon, Inc.                            and 43 other
November 28, 1957     (manufacturer of construction                         investment
2604 William Drive    temporary heaters); President and                     companies in the
Valparaiso, IN        Director, Manufacturers Products, Inc.                Fund Complex
TRUSTEE               (distributor of portable construction
                      heaters); President, Portable Heater
                      Parts, a division of Manufacturers
                      Products, Inc.; Director, Walsh &
                      Kelly, Inc. (heavy highway
                      contractor); formerly: Vice President,
                      Walsh & Kelly, Inc.
--------------------  President or Executive Vice President     ------------$0 for the Trust
J. Christopher        of the Federated Fund Complex;                    $0  and 43 other
Donahue*+             Director or Trustee of some of the                    investment
 Birth Date: April    Funds in the Federated Fund Complex;                  companies in the
11, 1949              President, Chief Executive Officer and                Fund Complex
Federated Investors   Director, Federated Investors, Inc.;
Tower                 President, Chief Executive Officer and
1001 Liberty Avenue   Trustee, Federated Investment
Pittsburgh, PA        Management Company; Trustee, Federated
TRUSTEE AND           Investment Counseling; President,
PRESIDENT             Chief Executive Officer  and Director,
                      Federated Global Investment Management
                      Corp.; President and Chief Executive
                      Officer, Passport Research, Ltd.;
                      Trustee, Federated Shareholder
                      Services Company; Director, Federated
                      Services Company; formerly: President,
                      Federated Investment Counseling.
------------------------------------------------------------------------------------------
                      President, Executive Vice President              $0
--------------------  and Treasurer of some of the Funds in               $0 for the
Edward C. Gonzales    the Federated Fund Complex; Vice                    Trust
Birth Date: October   Chairman, Federated Investors, Inc.;                and 37 other
22, 1930              Trustee, Federated Administrative                   investment
Federated Investors   Services; formerly: Trustee or                      companies in
Tower                 Director of some of the Funds in the                the
1001 Liberty Avenue   Federated Fund Complex; CEO and                     Fund Complex
Pittsburgh, PA        Chairman, Federated Administrative
EXECUTIVE VICE        Services; Vice President, Federated
PRESIDENT             Investment Management Company,
                      Federated Investment Counseling,
                      Federated Global Investment Management
                      Corp. and Passport Research, Ltd.;
                      Director and Executive Vice President,
                      Federated Securities Corp.; Director,
                      Federated Services Company; Trustee,
                      Federated Shareholder Services Company.

                      Executive Vice President and Secretary           $0
John W. McGonigle     of the Federated Fund Complex;                      $0 for the
Birth Date: October   Executive Vice President, Secretary                 Trust
26, 1938              and Director, Federated Investors,                  and 43 other
Federated Investors   Inc.; formerly: Trustee, Federated                  investment
Tower                 Investment Management Company and                   companies in
1001 Liberty Avenue   Federated Investment Counseling;                    the
Pittsburgh, PA        Director, Federated Global Investment               Fund Complex
EXECUTIVE VICE        Management Corp., Federated Services
PRESIDENT AND         Company and Federated Securities Corp.
SECRETARY

                      Treasurer of the Federated Fund                  $0
Richard J. Thomas     Complex; Senior Vice President,                     $0 for the
Birth Date: June      Federated Administrative Services;                  Trust
17, 1954              formerly: Vice President, Federated                 and 43 other
Federated Investors   Administrative Services; held various               investment
Tower                 management positions within Funds                   companies in
1001 Liberty Avenue   Financial Services Division of                      the
Pittsburgh, PA        Federated Investors, Inc.                           Fund Complex
TREASURER

                      Robert M. Kowit has been the Fund's              $0
Robert M. Kowit       Portfolio Manager since its inception.              $0 for the
Birth Date: June      He is Vice President of the Trust. Mr.              Trust
27, 1945              Kowit joined Federated in 1995 as a                 and 0 other
Federated Investors   Senior Portfolio Manager and a Vice                 investment
Tower                 President of the Fund's Adviser. Mr.                companies in
1001 Liberty Avenue   Kowit served as a Managing Partner of               the
Pittsburgh, PA        Copernicus Global Asset Management                  Fund Complex
VICE PRESIDENT        from January 1995 through October
                      1995. From 1990 to 1994, he served as
                      Senior Vice President/Portfolio
                      Manager of International Fixed Income
                      and Foreign Exchange for John Hancock
                      Advisers. Mr. Kowit received his
                      M.B.A. from Iona College with a
                      concentration in finance.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                      Chief Investment Officer of this Fund            $0
Henry A. Frantzen     and various other Funds in the                      $0 for the
Birth Date:           Federated Fund Complex; Executive Vice              Trust
November 28, 1942     President, Federated Investment                     and 1 other
Federated Investors   Counseling, Federated Global                        investment
Tower                 Investment Management Corp., Federated              companies in
1001 Liberty Avenue   Investment Management Company and                   the
Pittsburgh, PA        Passport Research, Ltd.; Director,                  Fund Complex
CHIEF INVESTMENT      Federated Global Investment Management
OFFICER               Corp. and Federated Investment
                      Management Company; Registered
                      Representative, Federated Securities
                      Corp.; Vice President, Federated
                      Investors, Inc.; formerly: Executive
                      Vice President, Federated Investment
                      Counseling Institutional Portfolio
                      Management Services Division; Chief
                      Investment Officer/Manager,
                      International Equities, Brown Brothers
                      Harriman & Co.; Managing Director, BBH
                      Investment Management Limited.


-------------------------------------------------------------------------------
* An asterisk denotes a Trustee who is deemed to be an interested person as defined in the 1940 Act.
-------------------------------------------------------------------------------

     A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

     + Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.

     ++ Because the Fund is a new portfolio of the Trust, Board compensation has not yet been earned and will be reported following the Fund's next fiscal year.

Investment Advisory and Other Services

Investment Adviser

     The Adviser conducts investment research and makes investment decisions for the Fund. The Adviser is a wholly owned subsidiary of Federated.

     The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

The Adviser will provide investment advisory services at no fee.

Code of Ethics Restrictions on Personal Trading

     As required by SEC rules, the Fund, its Adviser, and its Placement Agent have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Principal Underwriter

     The Fund's placement agent is Federated Securities Corp., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     Administrator Federated Administrative Services, Inc., a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services, Inc. provides these services at the following annual rate of the average daily net assets of all Federated Funds as specified below:

      Maximum               Average Aggregate
 Administrative Fee   Daily Net Assets of the
                          Federated Funds
    0.150 of 1%      on the first $250 million
    0.125 of 1%       on the next $250 million
    0.100 of 1%       on the next $250 million
    0.075 of 1%     on assets in excess of $750
                              million



     Federated Administrative Services, Inc. also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

-------------------------------------------------------------------------------

     Federated Administrative Services, Inc. may voluntarily waive all or a portion of the administrative fee paid by the Fund. Federated Administrative Services, Inc. may terminate this voluntary waiver at any time.

Custodian

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

Transfer Agent and Dividend Disbursing Agent

     Federated Shareholder Services Company maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

Independent Auditor

     The independent auditor for the Fund, Ernst & Young LLP, conducts its audits in accordance with accounting standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

Brokerage Allocation and Other Practices

Brokerage Transactions

     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Placement Agent and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Research Services

     Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

     Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

Capital Stock and Other Securities

Limited Partnership Interests

     Holders of the Fund's shares of beneficial interest will have equal rights to participate in distributions made by the Fund, equal rights to the Fund's assets upon dissolution and equal voting rights. The Fund does not allow cumulative voting. Investors will have no preemptive or other right to subscribe to any additional shares of beneficial interest or other securities issued by the Trust. Shares may be redeemed at any time at net asset value (NAV) with no charge. Additional Information Regarding the Partnership Agreement

Amendment of the Partnership Agreement

     The Partnership Agreement may generally be amended, in whole or in part, with the approval of the Board and without the approval of the investors, unless the approval of investors is required by the 1940 Act or the amendment adversely affects the interests of investors.

Term, Dissolution and Liquidation

     The Trust and each series of the Trust shall continue for a period of 50 years from November 13, 2000 unless dissolved upon the affirmative vote to dissolve the Trust or the applicable series of: (1) the Board; or (2) investors holding at least a majority of the total number of votes entitled to be cast thereon. In addition, the Partnership Agreement provides that the Trust will be dissolved: (1) upon the withdrawal of the General Partner, unless an additional general partner has been appointed (in accordance with the provisions of the Partnership Agreement); (2) if there are no investors of the Trust; or (3) upon the occurrence of a dissolution event, as described in the Partnership Agreement. The Trust will also be dissolved as required by operation of law. A series will be dissolved: (1) when there are no investors of the series; (2)
upon the occurrence of a dissolution event as described in the Partnership Agreement; or (3) upon an event that causes the Trust to dissolve.

     Upon the occurrence of any event of dissolution, the Trustees, acting as liquidating trustees, are charged with winding up the affairs of the Trust and liquidating its assets. Upon the liquidation of the Trust (or a particular series), its assets will be distributed: (1) first to satisfy the debts, liabilities and obligations of the Trust (or a particular series), including actual or anticipated liquidation expenses; (2) next to make certain distributions owing to the investors; and (3) finally to the investors proportionately, according to the number of interests held by the several investors of the Trust or the particular series.

Shareholder Information

     Beneficial interests in the Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.

Offering Price

     The Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

     Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in good faith by the Board. Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in Foreign Securities

     Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

Redemption in Kind

     Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

     Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Taxation of the Fund

     The  following  discussion  summarizes  certain  anticipated  material U.S.
federal income tax consequences of investing in the Fund. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations thereunder, Internal Revenue Service ("IRS") positions, and court decisions in effect as of the date of this Part B. All of these authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This summary does not address all tax considerations that may be relevant to prospective investors or to certain types of investors subject to special treatment under the U.S. federal income tax laws. The discussion does not constitute legal or tax advice. Furthermore the tax consequences of investing in the Fund may vary depending on the particular investor's status. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS or HEr OWN TAX ADVISER AS TO THE U.S. FEDERAL, STATE, AND LOCAL AND FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUND.


CLASSIFICATION OF THE FUND

     The Fund is intended to be treated as a partnership for U.S. federal income tax purposes rather than as an association taxable as a corporation. The Fund will not be a "regulated investment company" for federal income tax purposes. The Fund intends to monitor the number of its investors so as not to be treated as a "publicly traded partnership" under certain safe harbors provided in the Treasury Regulations.

TAXATION OF PARTNERSHIP OPERATIONS GENERALLY


     As a partnership, the Fund will not be subject to U.S. federal income tax. Instead, each investor in the Fund will be required to report separately on its own federal income tax return its distributive share of items of such Fund's income, gain, losses, deductions, and credits. Each investor will be required to report its distributive share of such items regardless of whether it has received or will receive corresponding distributions of cash or property from the Fund. In general, cash the Fund distributes to an investor will represent a non-taxable return of capital up to the amount of the investor's adjusted tax basis in its Fund shares.


INVESTMENT IN COMPLEX SECURITIES


     The Fund may invest in complex securities. These investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains and losses the Fund recognizes are treated as ordinary income or capital gain, or accelerate the recognition of income to the Fund, or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing, or character of the income, gain, or loss that make up the distributive shares allocable to investors.


CALCULATION OF INVESTOR'S "ADJUSTED BASIS" AND "AT RISK BASIS"


     In general, each investor's adjusted basis in its shares in the Fund will equal its purchase price for the shares increased by the amount of its share of items of income and gain of the Fund and reduced, but not below zero, by: (a) the amount of its share of Fund deductions and losses; (b) expenditures which are neither properly deductible nor properly chargeable to its capital account; and (c) the amount of any distributions the investor receives.


CURRENT DISTRIBUTIONS BY THE FUND; REDEMPTIONS


     Current Distributions. A current cash distribution by the Fund with respect to shares an investor holds will result in gain to the distributee investor only to the extent that the amount of cash distributed exceeds the investor's adjusted basis in its Fund shares owned. A current distribution will reduce the distributee investor's adjusted basis in its Fund shares, but not below zero. Gain recognized as a result of such distributions will be considered as gain from the sale or exchange of such investor's shares in the Fund. Loss will not be recognized by an investor as a result of the Fund's current distributions.


     Liquidation of an Investor's Entire Interest in the Fund. Generally, a distribution or series of distributions by the Fund to an investor that results in termination of its entire interest in the Fund will result in gain to the distributee investor only to the extent that money, if any, distributed exceeds the investor's adjusted basis in its Fund shares. When only money and unrealized receivables are distributed, loss will be recognized to the extent that the investor's adjusted basis in its Fund shares exceeds the amount of cash distributed and the basis to the investor of any unrealized receivables distributed. Any gain or loss recognized as a result of such distributions will be considered as gain or loss from the sale or exchange of the distributee investor's Fund shares and generally will be capital gain or loss.


TAX-EXEMPT INVESTORS


     The Code imposes a tax on the "unrelated business taxable income' ("UBTI") of certain tax-exempt organizations. Income from certain types of investments the Fund makes that is allocated to tax-exempt investors may be treated as UBTI subject to tax. In addition, if and to the extent that the Fund borrows in connection with the acquisition of any property, income from such debt-financed property will be subject to the tax on UBTI. While it is anticipated that the Adviser generally will attempt to make investments in a manner which does not give rise to the tax imposed on UBTI, the Adviser may make investments in assets the income from which gives rise to UBTI or may borrow in connection with the acquisition of property if the Adviser believes that the returns on such investments justify incurring, or the risk of incurring, UBTI. The Fund anticipates that it will distribute annually to each such tax-exempt investor after the end of the Fund's fiscal year the information necessary for that investor to determine the portion of its distributive share of each item of income, gain, and deduction that is to be taken into account in the determination of UBTI.


FOREIGN INCOME TAXES


     The Fund may pay or accrue foreign income taxes in connection with trading. Such amounts will be deemed to be received by investors and paid to the foreign government. An investor may (subject to certain limitations) elect each taxable year to treat its share of these foreign income taxes as a credit against its U.S. income tax liability or to deduct such amount from its U.S. taxable income. However, an investor's ability to obtain a credit for such taxes depends on the investor's particular circumstances and it is possible that an investor may get little or no foreign tax credit benefit with respect to its share of foreign taxes paid or accrued by the Fund.


NON-U.S. INVESTORS


     Non-U.S. investors in the Fund will generally be subject to a 30% withholding tax (unless reduced by an applicable treaty) on their distributive share of U.S. source dividends and other fixed and determinable income that is not effectively connected with the conduct of a U.S. trade or business. Capital gains and certain "portfolio" interest are not subject to U.S. withholding tax. Non-U.S. investors that are individuals may also be subject to U.S. estate taxes as a result of an investment in the Fund.


STATE AND LOCAL TAXATION


     An investor's distributive share of the Fund's taxable income or loss generally will have to be taken into account in determining the investor's state and local income tax liability, if any, applicable in the jurisdiction in which such investor resides. In addition, a state or other taxing jurisdiction in which an investor is not a resident, but in which the investor may be deemed to be engaged in business may impose a tax on that investor with respect to its share of Fund income derived from that state or other taxing jurisdiction. The Fund may also be subject to state or local taxes or both on some or all of its net income, depending on the nature and extent of the Fund's activities in the particular state or locality. Any such tax imposed on the Fund will be an expense paid out of the Fund's income and allocated among the investors in accordance with the Trust Agreement.


     Prospective investors should consult their own tax-advisers concerning the state and local tax consequences of investing in the Fund.


     THE FOREGOING ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL INCOME TAX PLANNING. PROPSECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE EFFECTS OF THIS INVESTMENT ON THEIR OWN TAX SITUATIONS.

Financial Statements

     Investors of record will receive annual reports audited by the Fund's independent auditor and unaudited semi-annual reports.

Appendix
Standard & Poor's Long-Term Debt Rating Definitions

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

     C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Moody's Investors Service Long-Term Bond Rating Definitions

     AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA--Bonds which are rated BAA are considered as medium- grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch IBCA, Inc. Long-Term Debt Rating Definitions

     AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated F-1+.

     A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC--Bonds  have  certain  identifiable   characteristics   which,  if  not
remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C--Bonds are imminent default in payment of interest or principal.

Moody's Investors Service Commercial Paper Ratings

     Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o    Leading market positions in well-established industries;

o    High rates of return on funds employed;

o Conservative capitalization structure with moderate reliance on debt and ample asset protection;

o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Commercial Paper Ratings

     A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc. Commercial Paper Rating Definitions

     FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

     FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses
international high Income Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Placement Agent
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Global Investment Management Corp.
175 Water Street
New York, New York 10038-4965
Custodian
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600
Independent Public Accountants
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072






Cusip 31409R102
(26020/02)






PART C.    OTHER INFORMATION.

Item 23.    Exhibits:

   (a) Copy of Amended and Restated Agreement of Limited Partnership of the Registrant; +
   (b)  Copy of By-Laws of the Registrant; +
   (c)  Not applicable;
   (d)  Copy of Investment Advisory Contract of the Registrant; +
   (e)  Conformed copy of Placement Agent Agreement; +
   (f)  Not applicable;
   (g)  Conformed copy of Custodian Agreement of the Registrant; +
   (h)  Conformed copy of Agreement for Fund Accounting Services,
        Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement; +
  (i)   Not applicable;
  (j)   Not applicable;
  (k)   Not applicable;
  (l)   Form of Written Assurances from Initial Shareholders; +
  (m)   Not applicable;
  (n)   Not applicable;
  (o)   (i)  Conformed Copy of Power of Attorney; +
  (p) The Registrant hereby incorporates the conformed copy of the Code of Ethics for Access Persons from Item
        23(p) of the Federated Managed Allocation Portfolios,
        Registration Statement on Form N-1A filed with the Commission on January 25, 2001, (File Nos. 33-51247 and
        811-7129).

--------------------------------
+ Exhibits have been filed electronically.


Item 24.    Persons Controlled by or Under Common Control with Registrant

            None

Item 25.    Indemnification

     Indemnification is provided to the General Partner, Officers and Trustees of the Registrant pursuant to Section 2 of Article VII of Registrant's Amended and Restated Agreement of Limited Partnership. The Investment Advisory Contract between the Registrant and Federated Global Investment Management Corp. ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. The Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Agreement of Limited Partnership or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

     Insofar as  indemnification  for liabilities  may be permitted  pursuant to
Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Agreement of Limited Partnership or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Amended and Restated Agreement of Limited Partnership or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.




Item 26. Business and Other Connections of Investment Adviser:
         ----------------------------------------------------

     For a description of the other business of the investment adviser, see the section entitled "Management Organization and Capital Structure" in Part A. The affiliations with the Registrant of four of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Management of the Trust" The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), Suite 301 Little Falls Center Two, 2751 Centerville Road, Wilmington, DE 19808.

         The remaining Officers of the investment adviser are:

         Executive Vice Presidents:          William D. Dawson, III
                                             Henry A. Frantzen
                                             J. Thomas Madden

         Senior Vice Presidents:             Stephen F. Auth
                                             Joseph M. Balestrino
                                             David A. Briggs
                                             Jonathan C. Conley
                                             Deborah A. Cunningham
                                             Michael P. Donnelly
                                             Linda A. Duessel
                                             Mark E. Durbiano
                                             James E. Grefenstette
                                             Robert M. Kowit
                                             Jeffrey A. Kozemchak
                                             Richard J. Lazarchic
                                             Sandra W. McInerney
                                             Susan M. Nason
                                             Mary Jo Ochson
                                             Robert J. Ostrowski
                                             Bernard J. Picchi
                                             Frank Semack
                                             Richard Tito
                                             Peter Vutz

         Vice Presidents:                    Todd A. Abraham
                                             J. Scott Albrecht
                                             Randall S. Bauer
                                             Nancy J.Belz
                                             G. Andrew Bonnewell
                                             Robert E. Cauley
                                             Ross M. Cohen
                                             Fred B. Crutchfield
                                             Lee R. Cunningham, II
                                             Alexandre de Bethmann
B.    Anthony Delserone, Jr.
                                             Donald T. Ellenberger
                                             Eamonn G. Folan
                                             Kathleen M. Foody-Malus
                                             Thomas M. Franks
                                             David P. Gilmore
                                             Marc Halperin
                                             John W. Harris
                                             Patricia L. Heagy
                                             Susan R. Hill
                                             Nikola A. Ivanov
                                             William R. Jamison
                                             Constantine J. Kartsonas
                                             Nathan H. Kehm
                                             John C. Kerber
                                             Steven J. Lehman
                                             Marian R. Marinack
                                             Natalie F. Metz
                                             Joseph M. Natoli
                                             John L. Nichol
                                             Jeffrey A. Petro
                                             John P. Quartarolo
                                             Keith J. Sabol
                                             Ihab L. Salib
                                             Roberto Sanchez-Dahl, Sr.
                                             Aash M. Shah
                                             Michael W. Sirianni, Jr.
                                             Christopher Smith
                                             Timothy G. Trebilcock
                                             Peter Tropaitis
                                             Leonardo A. Vila
                                             Paige M. Wilhelm
                                             Richard M. Winkowski, Jr.
                                             Lori A. Wolff
                                             George B. Wright

         Assistant Vice Presidents:          Catherine A. Arendas
                                             Angela A. Auchey
                                             David Burns
                                             Hanan Callas
                                             Regina Chi
                                             David W. Cook
                                             James R. Crea, Jr.
                                             Karol M. Crummie
                                             David Dao
                                             John T. Gentry
                                             Kathryn P. Heagy
                                             Carol Kayworth
                                             J. Andrew Kirschler
                                             Ram Kolluri
                                             Ted T. Lietz, Sr.
                                             Monica Lugani
                                             Theresa Miller
                                             Thomas Mitchell
                                             Bob Nolte
                                             Mary Kay Pavuk
                                             Rae Ann Rice
                                             James W. Schaub
                                             Jennifer G. Setzenfand
                                             John Sidawi
                                             Diane R. Startari
                                             Kyle D. Stewart
                                             Michael R. Tucker
                                             Steven J. Wagner

         Secretary:                          G. Andrew Bonnewell

         Treasurer:                          Thomas R. Donahue

         Assistant Secretaries:              C. Grant Anderson
                                             Leslie K. Ross

         Assistant Treasurer:                Denis McAuley, III


     The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

Item 27.  Principal Underwriters:
          -----------------------

     (a) Federated Securities Corp., the Placement Agent for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

     Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Limited Duration Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fixed Income Securities, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated International Series, Inc.; Federated Investment Series Funds, Inc.; Federated Managed Allocation Portfolios; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Securities Income Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated Total Return Government Bond Fund; Federated Utility Fund, Inc.; Federated World Investment Series, Inc.; FirstMerit Funds; Hibernia Funds; Independence One Mutual Funds; Intermediate Municipal Trust; Marshall Funds, Inc.; Money Market Obligations Trust; Regions Funds; RIGGS Funds; SouthTrust Funds; Wachovia Variable Insurance Funds; The Wachovia Funds; The Wachovia Municipal Funds; and Vision Group of Funds, Inc.



            (b)

        (1)                          (2)                       (3)
Positions and Offices                                 Positions and Offices
  With Placement Agent               Name                With Registrant
-------------------------     ------------------      ---------------------

Chairman:                     Richard B. Fisher

Director:                     Arthur L. Cherry

President-Institutional
Sales and Director:           John B. Fisher

Director, Executive Vice
Vice President and Assistant
Secretary:                    Thomas R. Donahue

President-Broker/Dealer
And Director:                 James F. Getz

Executive Vice President:     David M. Taylor

Senior Vice Presidents:
                              Mark W. Bloss
                              Richard W. Boyd
                              Laura M. Deger
                              Peter W. Eisenbrandt
                              Theodore Fadool, Jr.
                              Bryant R. Fisher
                              Christopher T. Fives
                              James S. Hamilton
                              James M. Heaton
                              Keith Nixon
                              Solon A. Person, IV
                              Ronald M. Petnuch
                              Timothy C. Pillion
                              Thomas E. Territ

Vice Presidents:              Ernest G. Anderson
                              Teresa M. Antoszyk
                              John B. Bohnet
                              Jane E. Broeren-Lambesis
                              David J. Callahan
                              Mark Carroll
                              Steven R. Cohen
                              Mary J. Combs
                              R. Edmond Connell, Jr.
                              Kevin J. Crenny
                              Daniel T. Culbertson
                              G. Michael Cullen
                              Marc C. Danile
                              Robert J. Deuberry
                              William C. Doyle
                              Timothy Franklin
                              Joseph D. Gibbons
                              John K. Goettlicher
                              G. Tad Gullickson
                              Scott Gundersen
                              Dayna C. Haferkamp
                              Raymond J. Hanley
                              Anthony J. Harper
                              Victor L. Harper, Jr.
                              Bruce E. Hastings
                              Charlene H. Jennings
                              H. Joseph Kennedy
        (1)                          (2)                       (3)
Positions and Offices                                 Positions and Offices
  With Placement Agent               Name                With Registrant
-------------------------     ------------------      ---------------------
                              Michael W. Koenig
                              Ed Koontz
                              Dennis M. Laffey
                              Christopher A. Layton
                              Michael H. Liss
                              Michael R. Manning
                              Martin J. McCaffrey
                              Maurice W. McKinney
                              Amy Michalisyn
                              Mark J. Miehl
                              Richard C. Mihm
                              Vincent T. Morrow
                              Alec H. Neilly
                              Thomas A. Peter III
                              Raleigh Peters
                              Robert F. Phillips
                              Richard A. Recker
                              Eugene B. Reed
                              Paul V. Riordan
                              John Rogers
                              Brian S. Ronayne
                              Thomas S. Schinabeck
                              Edward J. Segura
                              Edward L. Smith
                              David W. Spears
                              John A. Staley
                              Colin B. Starks
                              Jeffrey A. Stewart
                              William C. Tustin
                              Paul A. Uhlman
                              Richard B. Watts
                              G. Walter Whalen
                              Terence Wiles
                              Edward J. Wojnarowski
                              Michael P. Wolff
                              Scott F. Wright

Assistant Vice Presidents:    Robert W. Bauman
                              Edward R. Bozek
                              Charles L. Davis, Jr.
                              Beth C. Dell
                              Donald C. Edwards
                              Jennifer Fetteroff
                              John T. Glickson
                              Ernest L. Linane
                              Renee L. Martin
                              Lynn Sherwood-Long

Secretary:                    Kirk A. Montgomery

Treasurer:                    Denis McAuley, III

Assistant Secretaries:        Timothy S. Johnson
                              Victor R. Siclari

     The business address of each of the Officers of Federated Securities Corp. is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

            (c)  Not applicable



Item 28.    Location of Accounts and Records:

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Federated Core Trust II, L.P.          Federated Investors Tower
("Registrant")                         1001 Liberty Avenue
                                       Pittsburgh, PA 1522-3779

     (Notices should be sent to the Agent of Service at above address)

                                       Federated Investors Funds
                                       5800 Corporate Drive
                                       Pittsburgh, PA  15237-7000

Federated Shareholder                  Federated Investors Tower
  Services Company                     1001 Liberty Avenue
("Transfer Agent and Dividend          Pittsburgh, PA 15222-3779
Disbursing Agent")

Federated Administrative Services,     Federated Investors Tower
Inc.                                   1001 Liberty Avenue
("Administrator")                      Pittsburgh, PA  15222-3779

Federated Global Investment            175 Water Street
Management Corp.                       New York, New York 10038-4965
("Adviser")

State Street Bank and Trust Company    P.O. Box 8600
("Custodian")                          Boston, MA 02266-8600

Item 29.    Management Services:

            Not applicable.

Item 30.    Undertakings:

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.


                                      SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant, Federated Core Trust II, L.P., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 10th day of January 2002.

                             FEDERATED CORE TRUST II, L.P.

                  BY: /s/ G. Andrew Bonnewell
                  G. Andrew Bonnewell, Assistant Secretary
                  Attorney in Fact for John F. Donahue
                  January 10, 2002